UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2014

STRAGENICS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	333-157565	46-5209647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rialto Place, Suite 700, Melbourne, FL 32901
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (321-541-1216

ALLERAYDE SAB, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 11, 2014, Stragenics, Inc., (former known as Allerayde SAB, Inc., (the “Company”) was notified by Silberstein Ungar, PLLC (“Silberstein Ungar”), the Company’s independent registered accounting firm, via a letter dated August 4, 2014 that its principals joined the accounting firm of KLJ & Associates, LLP (“KLJ & Associates”). As a result, on August 6, 2014, Silberstein Ungar resigned as the Company’s independent registered public accounting firm, for which the Company received notification on August 11, 2014. On August 11, 2014, the Company’s Board of Directors approved the engagement of KLJ & Associates as the Company’s independent registered public accounting firm.

The audit reports of Silberstein Ungar on our consolidated financial statements for the years ended December 31, 2013 and December 31, 2012 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2013 and December 31, 2012, and through the subsequent interim period preceding Silberstein Ungar’s resignation, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K (“Regulation S-K”) promulgated under the Securities Act of 1933, as amended) with Silberstein Ungar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Silberstein Ungar would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2013 and December 31, 2012, and through the interim subsequent period preceding Silberstein Ungar’s resignation, there were not reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2013 and December 31, 2012, and through the subsequent interim period preceding KLJ & Associates’ engagement, the Company did not consult with KLJ & Associates on either (1) the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that may be rendered on the Company’s financial statements, and KLJ & Associates did not provide a written report or oral advice to the Company that KLJ & Associates concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Silberstein Ungar was provided with a copy of this Current Report on Form 8-K and the Company requested Silberstein Ungar furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made herein. As copy of such letter, dated August 11, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit

16.1	Letter of agreement from Silberstein Unger, PLLC, to the Securities and Exchange Commission dated August 11, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAGENICS, INC.
Date: August 11, 2014	By:	/s/ Alan W. Grofe
Alan W. Grofe
Chief Executive Officer & President